UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2024

NETCAPITAL INC.

(Exact name of registrant as specified in charter)

Utah	001-41443	87-0409951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip Code)

(782) 925-1700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NCPL	The Nasdaq Stock Market LLC
Redeemable warrants exercisable for one share of Common Stock at an exercise price of $0.19	NCPLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 23, 2024, Netcapital Inc. (the “Company”) held a special meeting of shareholders, (the “Special Meeting”). At the Special Meeting, the Company’s shareholders (i) approved the issuance of common stock purchase warrants and placement agent warrants issued in connection with the Company’s December 2023 public offering, including shares of common stock issuable upon exercise of such common stock purchase warrants and placement agent warrants, in accordance with Nasdaq Listing Rule 5635(d) (the “Warrant Shareholder Approval Proposal”); and (ii) approved the authorization for the adjournment of the Special Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting or adjournment or postponement thereof to approve any of the foregoing proposals (the “Adjournment Proposal”).

Shareholders of record at the close of business on December 26, 2023 (the “Record Date”) were entitled to notice of and one vote for each share of common stock held by such shareholder. On the Record Date, there were 9,459,132 shares of common stock issued and outstanding, of which 4,768,882 shares of common stock were represented at the Special Meeting, or approximately 50.42% of the total outstanding shares of common stock on the Record Date, which was sufficient to constitute a quorum pursuant to the Company’s Bylaws, and to transact business.

Set forth below are the final voting results for each of the proposals:

Proposal No. 1 – Warrant Shareholder Approval Proposal

The issuance of common stock purchase warrants and placement agent warrants issued in connection with the Company’s December 2023 public offering, including shares of common stock issuable upon exercise of such common stock purchase warrants and placement agent warrants, in accordance with Nasdaq Listing Rule 5635(d) was approved. The voting results were as follows.

Votes For	Votes Against	Abstentions
3,417,664	1,017,969	333,249

Proposal No. 2 – Adjournment Proposal

The authorization for the adjournment of the Special Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting or adjournment or postponement thereof to approve any of the foregoing proposals was approved. The voting results were as follows

Votes For	Votes Against	Abstentions
3,939,968	760,037	68,877

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETCAPITAL INC.

	By:	/s/ Martin Kay
	Name:	Martin Kay
	Title:	Chief Executive Officer

Dated: February 23, 2024

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